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                                                                   Exhibit (e.2)
                                 iShares Trust

                                    FORM OF
                       AUTHORIZED PARTICIPANT AGREEMENT

     This Authorized Participant Agreement (the "Agreement") is entered into by and between SEI Investments Distribution Company (together with its affiliates, the "Distributor") and __________________________________ (the "Participant")
and is subject to acceptance by Investors Bank & Trust ("IBT" or the "Transfer Agent"). The Transfer Agent serves as the transfer agent for the iShares Trust (the "Fund") and is an Index Receipt Agent as that term is defined in the rules of the National Securities Clearing Corporation ("NSCC"). The Distributor, the Transfer Agent and the Participant acknowledge and agree that the Fund shall be a third party beneficiary of this Agreement, and shall receive the benefits contemplated by this Agreement, to the extent specified herein. The Distributor has been retained to provide services as principal underwriter of the Fund acting on an agency basis in connection with the sale and distribution of shares of beneficial interest, par value $.001 per share (sometimes referred to as "iSharesSM"), of the iShares Index Series of the Fund (each, an "Index Series") named on Annex I hereto. As specified in the Fund's Prospectus and Statement of Additional Information incorporated therein (the "Prospectus") included as part of its registration statement, as amended, on Form N-1A (No. 811-09729), the iShares of any Index Series offered thereby may be purchased or redeemed only in aggregations of a specified number of iShares referred to therein and herein as a "Creation Unit". The number of iShares presently constituting a Creation Unit of each Index Series is set forth in Annex I. Creation Units of iShares may be purchased only by or through a Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor.

          The Prospectus provides that Creation Units generally will be sold in exchange for an in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") and an amount of cash computed as described in the Prospectus (the "Cash Component"), plus a purchase transaction fee as described in the Prospectus, delivered to the Fund by the Participant for its own account or acting on behalf of another party. Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit", which represents the minimum initial and subsequent investment amount for iShares of any Index Series of the Fund. References to the Prospectus are to the then current Prospectus as it may be supplemented or amended from time to time. Capitalized terms not otherwise defined herein are used herein as defined in the Prospectus.

          This Agreement is intended to set forth certain premises and the procedures by which the Participant may purchase and/or redeem Creation Units of iShares (i) through the Continuous Net Settlement ("CNS") clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the "iShares Clearing Process", or (ii) outside the iShares Clearing Process (i.e., through the facilities of The Depository Trust Company ("DTC")). The procedures for processing an order to purchase iShares (each a "Purchase Order") and an order to redeem iShares (each a "Redemption Order") are described in the Fund's Prospectus and in Annex II to this Agreement. All Purchase and Redemption Orders must be made pursuant to the procedures set forth in Annex II. A Participant may not place a Purchase Order before the fifth Business

Day (as defined below) following execution and delivery to the Distributor of this Agreement and notification by the Distributor of the Participant's status. A Participant may not cancel a Purchase Order or a Redemption Order after an order is placed by the Participant.

          The parties hereto in consideration of the premises and of the mutual agreements contained herein agree as follows:

1.   STATUS OF PARTICIPANT.  The Participant hereby represents, covenants and
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     warrants that with respect to Purchase Orders or Redemption Orders of
     Creation Units of iShares of any Index Series(i) through the iShares Clearing Process, it is a member of NSCC and a participant in the CNS System of NSCC (as defined in the Fund's Prospectus, a "Participating Party"), and/or (ii) outside the iShares Clearing Process, it is a DTC Participant (as defined in the Fund's Prospectus, a "DTC Participant"). The Participant may place Purchase Orders or Redemption Orders for Creation Units either through the iShares Clearing Process or outside the iShares Clearing Process, subject to the procedures for purchase and redemption referred to in paragraph 2 and Annex II of this Agreement ("Execution of Orders"). Any change in the foregoing status of the Participant shall terminate this Agreement and the Participant shall give prompt written notice to the Distributor and the Fund of such change.

       The Participant hereby represents and warrants that, unless the following paragraph is applicable to it, it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, is qualified to act as a broker or dealer in the states or other jurisdictions where it transacts business, and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), and the Participant agrees that it will maintain such registrations, qualifications, and membership in good standing and in full force and effect throughout the term of this Agreement. The Participant agrees to comply with all applicable Federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder and with the Constitution, By-Laws and Conduct Rules of the NASD, and that it will not offer or sell iShares of any Index Series of the Fund in any state or jurisdiction where they may not lawfully be offered and/or sold.

     If the Participant is offering and selling iShares of any Index Series of the Fund in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified, or a member of the NASD as set forth above, the Participant nevertheless agrees to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933, as amended (the "1933 Act") and the regulations promulgated thereunder and to conduct its business in accordance with the spirit of the NASD Conduct Rules.

     The Participant understands and acknowledges that the proposed method by which Creation Units of iShares will be created and traded may raise certain issues under applicable securities laws. For example, because new Creation Units of iShares may be issued and sold by the Fund on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. The Participant understands and acknowledges that some activities on its part, depending on the circumstances, may result in its being deemed a participant in a distribution in a manner which could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933 Act. The Participant also understands and acknowledges that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus.

2.   EXECUTION OF PURCHASE ORDERS AND REDEMPTION ORDERS.  All Purchase Orders or
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     Redemption Orders shall be made in accordance with the terms of the
     Prospectus and the procedures described in Annex II to this Agreement. Each party hereto agrees to comply with the provisions of such documents to the extent applicable to it. It is contemplated that the phone lines used by the iShares telephone representatives will be recorded, and the Participant hereby consents to the recording of all calls with the iShares telephone representatives. The Fund reserves the right to issue additional or other procedures relating to the manner of purchasing or redeeming Creation Units and the Participant agrees to comply with such procedures as may be issued from time to time, including but not limited to the iShares Cash Collateral Settlement Procedures that are referenced in Annex II to this Agreement. The Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that delivery of a Purchase Order or Redemption Order shall be irrevocable, provided that the Fund and the Distributor on behalf of the Fund reserves the right to reject any Purchase Order until the trade is released as "good" as described in Annex II and any Redemption Order that is not in "proper form" as defined in the Prospectus.

     With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Fund any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Index Series. With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Fund is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series. With respect to any Purchase Order, the Fund acknowledges and agrees to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Fund in respect of any Deposit Security that is transferred to the Fund that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

3.   NSCC.  Solely with respect to Purchase Orders or Redemption Orders through
     ----
     the iShares Clearing Process, the Participant, as a Participating Party, hereby authorizes the Transfer Agent to transmit to the NSCC on behalf of the Participant such instructions, including amounts of the Deposit Securities and Cash Components as are necessary, consistent with the instructions issued by the Participant to the iShares telephone representative. The Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Participant directly to NSCC.
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4.   MARKETING MATERIALS AND REPRESENTATIONS.  The Participant represents,
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     warrants and agrees that it will not make any representations concerning
     iShares other than those contained in the Fund's then current Prospectus or in any promotional materials or sales literature furnished to the Participant by the Distributor. The Participant agrees not to furnish or cause to be furnished to any person or display or publish any information or materials relating to iShares (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to the Participant by the Distributor and such other information and materials as may be approved in writing by the Distributor. The Participant understands that the Fund will not be advertised or marketed as an open-end investment company, i.e., as a mutual fund, which offers redeemable securities, and that any advertising materials will prominently disclose that the iShares are not redeemable units of beneficial interest in the Fund. In addition, the Participant understands that any advertising material that addresses redemptions of iShares, including the Fund's Prospectus, will disclose that the owners of iShares may acquire iShares and tender iShares for redemption to the Fund in Creation Unit aggregations only. Notwithstanding the foregoing, the Participant may without the written approval of the Distributor prepare and circulate in the regular course of its business research reports that include information, opinions or recommendations relating to iShares (i) for public dissemination, provided that such research reports compare the relative merits and benefits of iShares with other products and are not used for purposes of marketing iShares and (ii) for internal use by the Participant.

5.   SUBCUSTODIAN ACCOUNT.  The Participant understands and agrees that in the
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     case of each International Index Series, the Fund has caused the Fund's custodian Investors Bank & Trust Co. ("Custodian") to maintain with the applicable subcustodian for such Index Series an account in the relevant foreign jurisdiction to which the Participant shall deliver or cause to be delivered in connection with the purchase of a Creation Unit the securities and any other cash amounts (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount) on behalf of itself or any party for which it is acting (whether or not a customer), with any appropriate adjustments as advised by the Fund, in accordance with the terms and conditions applicable to such account in such jurisdiction.

6.   TITLE TO SECURITIES; RESTRICTED SHARES.  The Participant represents on
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     behalf of itself and any party for which it acts that upon delivery of a portfolio of Deposit Securities to the Custodian and/or the relevant subcustodian in accordance with the terms of the Prospectus, the Fund will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a Purchase Order or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if exempt from such registration), or of the applicable laws or regulations of any other applicable jurisdiction and
     (iii) no such securities are "restricted securities" as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

7.   CASH COMPONENT AND FEES.
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     (a)  For Domestic Funds.  The Participant hereby agrees that as between the
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          Fund and itself or any party for which it acts in connection with a
          Purchase Order, it will make available in same day funds for each purchase of iShares an amount of cash sufficient to pay the Cash Component (as defined in the prospectus) and any other amounts of cash due to the Fund in connection with the purchase of any Creation Unit of iShares (including the purchase transaction fee for in-kind and cash purchases and the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified)) (the "Cash Amount") which shall be made through DTC to an account maintained by the Custodian at Investors
          Bank and Trust Company, Boston, Massachusetts and shall be provided in same day or immediately available funds on or before the settlement date in accordance with the Fund's prospectus ("Contractual Settlement Date"). The Participant hereby agrees to ensure that the Cash Amount will be received by the Fund on or before the Contractual Settlement Date, and in the event payment of such Cash Amount has not been made by such Contractual Settlement Date, the Participant agrees on behalf of itself or any party for which it acts in connection with a Purchase Order to pay the full cash amount, plus interest, computed at such reasonable rate as may be specified by the Fund from time to time. The Participant may require its customer to enter into an agreement with the Participant with respect to such matters. The Participant shall be liable to the Custodian and/or the Fund for any amounts advanced by the Custodian in its sole discretion to the Participant for payment of the amounts due and owing for the Cash Component, the purchase transaction fee, cash collateral discrepancies and/or the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified).

     (b)  For International Funds. The Participant hereby agrees that as between
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          the Fund and itself or any party for which it acts in connection with a Purchase Order, it will make available in same day funds for each purchase of iShares an amount of cash sufficient to pay the Cash Component (as defined in the prospectus) and any other amounts of cash due to the Fund in connection with the purchase of any Creation Unit of iShares (including the purchase transaction fee for in-kind and cash purchases and the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified)) (the "Cash Amount") which shall be made via Fed Funds Wire to an account maintained by the Custodian at Investors Bank and Trust Company, Boston, Massachusetts and shall be provided in same day or immediately available funds at least one business day before contractual settlement date. The Participant hereby agrees to ensure that the Cash Amount will be received by the Fund on or before the Contractual Settlement Date, and in the event payment of such Cash Amount has not been made by such Contractual Settlement Date, the Participant agrees on behalf of itself or any party for which it acts in connection with a Purchase Order to pay the full cash amount, plus interest, computed at such reasonable rate as may be specified by the Fund from time to time. The Participant may require its customer to enter into an agreement with the Participant with respect to such matters. The Participant shall be liable to the Custodian and/or the Fund for any amounts advanced by the Custodian in its sole discretion to the Participant for payment of the amounts due and owing for the Cash Component, the purchase transaction fee, cash collateral discrepancies and/or the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified).

8.  ROLE OF PARTICIPANT.
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     (a)  The Participant acknowledges and agrees that for all purposes of this
          Agreement, the Participant will be deemed to be an independent contractor, and will have no authority to act as agent for the Fund or the Distributor in any matter or in any respect. The Participant agrees to make itself and its employees available, upon request, during normal business hours to consult with the Fund or the Distributor or their designees concerning the performance of the Participant's responsibilities under this Agreement.

     (b) In executing this Agreement, the Participant agrees in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC Participant or indirect participant, or any other Beneficial Owner, that it shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

     (c) The Participant agrees to maintain records of all sales of iShares made by or through it and to furnish copies of such records to the Fund or the Distributor upon the request of the Fund or the Distributor.

9.   AUTHORIZED PERSONS.  Concurrently with the execution of this Agreement and
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     from time to time thereafter as may be requested by the Fund or
     Distributor, the Participant shall deliver to the Distributor and the Fund, with copies to the Transfer Agent (referred to below) duly certified as appropriate by its Secretary or other duly authorized official, a certificate in a form approved by the Fund (see Annex III hereto) setting forth the names and signatures of all persons authorized to give instructions relating to any activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each an "Authorized Person"). Such certificate may be accepted and relied upon by the Distributor and the Fund as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Distributor and the Fund of a superseding certificate in a form approved by the Fund bearing a subsequent date. Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give immediate written notice of such fact to the Distributor and the Fund and such notice shall be effective upon receipt by both the Distributor and the Fund. The Distributor shall issue to each Authorized Participant a unique personal identification number ("PIN Number") by which such Authorized Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated. The PIN Number shall be kept confidential and only provided to Authorized Persons. If after issuance, a Participant's PIN Number is changed, the new PIN Number will become effective on a date mutually agreed upon by the Participant and the Distributor.

10.  REDEMPTION.  The Participant understands and agrees that Redemption Orders
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     may be submitted only on days that the American Stock Exchange, Inc. (the
     "AMEX") is open for trading or business.

     (a) The Participant represents and warrants that it will not attempt to place a Redemption Order for the purpose of redeeming any Creation Unit of iShares of any Index Series unless it first ascertains that it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the requisite number of iShares of the relevant Index Series to be redeemed and to the entire proceeds of the redemption and that such iShares have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement that would preclude the delivery of such iShares to the Transfer Agent in accordance with the Prospectus or as otherwise required by the Fund. The Participant understands that iShares of any Index Series may be redeemed only when one or more Creation Units of iShares of a Beneficial Owner are held in the account of a single Participant.

     (b) In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, the Participant understands and agrees that such holder is only entitled to receive cash upon its redemption of Creation Units of iShares. In the Redemption Order the Participant will be required to confirm that an in-kind redemption request has not been submitted on behalf of a beneficial owner who is an Australian resident.

11.  BENEFICIAL OWNERSHIP.  The Participant represents and warrants to the
     --------------------
     Distributor and the Fund that (based upon the number of outstanding iShares of such Index Series made publicly available by the Fund) it does not, and will not in the future, hold for the account of any single Beneficial Owner of iShares of the relevant Index Series 80 percent or more of the currently outstanding iShares of such relevant Index Series, so as to cause the Fund to have a basis in the portfolio securities deposited with the Fund with respect to such Index Series different from the market value of such portfolio securities on the date of such deposit, pursuant to section 351 of the Internal Revenue Code of 1986, as amended. The Participant agrees that the confirmation relating to any order for one or more Creation Units of iShares of an Index Series shall state as follows: "Purchaser represents and warrants that, after giving effect to the purchase of iShares to which this confirmation relates, it will not hold 80 percent or more of the outstanding iShares of the relevant Index Series of the Fund and that it will not treat such purchase as eligible for tax-free treatment under
     Section 351 of the Internal Revenue Code of 1986, as amended. If purchaser is a dealer, it agrees to deliver similar written confirmations to any person purchasing any of the iShares to which this confirmation relates from it." The Fund and its Transfer Agent and Distributor shall have the right to require information from the Participant regarding iShares ownership of each Index Series, and to rely thereon to the extent necessary to make a determination regarding ownership of 80 percent or more of the currently outstanding iShares of any Index Series by a Beneficial Owner as a condition to the acceptance of a deposit of Deposit Securities.

12.  INDEMNIFICATION. This paragraph shall survive the termination of this
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     Agreement.

     (a) The Participant hereby agrees to indemnify and hold harmless the Distributor, the Fund, the Transfer Agent, their respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including attorneys' fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) reasonably believed by the Distributor and/or the Transfer Agent to be genuine and to have been given by the Participant. The Participant and the Distributor understand and agree that the Fund as a third party beneficiary to this Agreement is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations pursuant to this Agreement that benefit the Fund. The Distributor shall not be liable to the Participant for any damages arising out of mistakes or errors in data provided to the Distributor, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Distributor liable for any action, representation, or solicitation made by the wholesalers of the Fund.

     (b) The Distributor hereby agrees to indemnify and hold harmless the Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including attorneys' fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement that relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any representations made in accordance with Annex II, III and IV (as each may be amended from time to time) reasonably believed by the Participant to be genuine and to have been given by the Distributor. The Participant shall not be liable to the Distributor for any damages arising out of mistakes or errors in data provided to the Participant, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Participant liable for any action, representation, or solicitation made by the wholesalers of the Fund.

13.  INFORMATION ABOUT PORTFOLIO DEPOSITS.  The Participant understands that the
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     number and names of the designated portfolio of Deposit Securities to be included in the current Portfolio Deposit for each Index Series will be made available by NSCC on each day that the AMEX is open for trading and will also be made available on each such day through the facilities of the National Securities Clearing Corporation.

14.  ACKNOWLEDGMENT.  The Participant acknowledges receipt of the Prospectus and
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     represents it has reviewed such documents and understands the terms thereof.

15.  NOTICES.  Except as otherwise specifically provided in this Agreement, all
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     notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified United States first class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail). Unless otherwise notified in writing, all notices to the Fund shall be at the address or telephone, facsimile or telex numbers as follows: Attn: Steven Gallant, Director, Investors Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130.

     All notices to the Participant, the Distributor and the Transfer Agent shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party.

16.  EFFECTIVENESS, TERMINATION AND AMENDMENT.  This Agreement shall become
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     effective five Business Days after execution and delivery to the
     Distributor upon notice by the Distributor to the Authorized Participant. A "Business Day" shall mean each day the American Stock Exchange, Inc. is open for regular trading. This Agreement may be terminated at any time by any party upon sixty days prior written notice to the other parties and may be terminated earlier by the Fund or the Distributor at any time in the event of a breach by the Participant of any provision of this Agreement or the procedures described or incorporated herein. This Agreement supersedes any prior such agreement between or among the parties. This Agreement may be amended by the Fund or the Distributor from time to time without the consent of any Beneficial Owner by the following procedure. The Fund or the Distributor will mail a copy of the amendment to the Participant and the Fund or Distributor, as applicable. For purposes of this Agreement, mail will be deemed received by the recipient thereof on the fifth (5/rd/) Business Day following the deposit of such mail into the U.S. Postal system. If neither the Participant or the other party objects in writing to the amendment within five days after its receipt, the amendment will become part of this Agreement in accordance with its terms.

17.  GOVERNING LAW.  This Agreement shall be governed by and interpreted in
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     accordance with the laws of the State of New York. The parties irrevocably submit to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Agreement.

18.  COUNTERPARTS.  This Agreement may be executed in several counterparts, each
     ------------
     of which shall be an original and all of which shall constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year written below.
DATED:  ____________

                              SEI INVESTMENTS DISTRIBUTION
                              COMPANY
                              BY:___________________________________
                              TITLE:________________________________
                              ADDRESS:______________________________
                              ______________________________________
                              ______________________________________
                              TELEPHONE:____________________________
                              FACSIMILE:____________________________
                              TELEX:________________________________

                              [NAME OF PARTICIPANT]
                              BY:___________________________________
                              TITLE:________________________________
                              ADDRESS:______________________________
                              ______________________________________
                              ______________________________________
                              TELEPHONE:____________________________

                              FACSIMILE:___________________________________
                              TELEX:_______________________________________

                              ACCEPTED BY:
                              ________________________________, AS
                              TRANSFER AGENT
                              BY:__________________________________________
                              TITLE:_______________________________________
                              ADDRESS:_____________________________________
                              _____________________________________________
                              _____________________________________________
                              TELEPHONE:___________________________________
                              FACSIMILE:___________________________________
                              TELEX:_______________________________________

                                    ANNEX I

                                 iShares Trust
                  INDEX SERIES AND iSHARES PER CREATION UNIT
       Index                                                     iShares per
       Series                                                   Creation Unit
       ------                                                   -------------
iShares S&P 500 Fund                                                50,000
iShares S&P 500/BARRA Growth Fund                                   50,000
iShares S&P 500/BARRA Value Fund                                    50,000
iShares S&P MidCap 400 Fund                                         50,000
iShares S&P MidCap 400/BARRA Growth Fund                            50,000
iShares S&P MidCap 400/BARRA Value Fund                             50,000
iShares S&P SmallCap 600 Fund                                       50,000
iShares S&P SmallCap 600 Fund/BARRA Growth Fund                     50,000
iShares S&P SmallCap 600 Fund/BARRA Value Fund                      50,000
iShares S&P Europe 350 Fund                                         50,000
iShares S&P/TSE 60 Fund                                             50,000
iShares Dow Jones Total Market Fund                                 50,000
iShares Dow Jones U.S. Basic Materials Sector Fund                  50,000
iShares Dow Jones U.S. Consumer Cyclicals Sectors Fund              50,000
iShares Dow Jones U.S. Consumer Non-Cyclicals Sector Fund           50,000
iShares Dow Jones U.S. Energy Sector Fund                           50,000
iShares Dow Jones U.S. Financial Sector Fund                        50,000
iShares Dow Jones U.S. Healthcare Sector Fund                       50,000
iShares Dow Jones U.S. Industrials Sector Fund                      50,000
iShares Dow Jones U.S. Technology Sector Fund                       50,000
iShares Dow Jones U.S. Telecommunications Sector Fund               50,000
iShares Dow Jones U.S. Utilities Sector Fund                        50,000
iShares Dow Jones U.S. Chemicals Fund                               50,000
iShares Dow Jones U.S. Financial Services Fund                      50,000
iShares Dow Jones U.S. Internet Fund                                50,000
iShares Dow Jones U.S. Real Estate Fund                             50,000
iShares Russell 3000 Fund                                           50,000
iShares Russell 3000 Growth Fund                                    50,000
iShares Russell 3000 Value Fund                                     50,000
iShares Russell 2000 Fund                                           50,000
iShares Russell 2000 Growth Fund                                    50,000
iShares Russell 2000 Value Fund                                     50,000
iShares Russell 1000 Fund                                           50,000
iShares Russell 1000 Growth Fund                                    50,000
iShares Russell 1000 Value Fund                                     50,000

                                   ANNEX II

                                 iShares Trust
                           PROCEDURES FOR PROCESSING
                     PURCHASE ORDERS AND REDEMPTION ORDERS

     This Annex II to the Authorized Participant Agreement supplements the Prospectus with respect to the procedures to be used in processing a Purchase Order for the purchase of iShares in Creation Units of each Index Series and a Redemption Order for the redemption of iShares in Creation Units of each Index Series. Capitalized terms, unless otherwise defined in this Annex II, have the meanings attributed to them in the Authorized Participant Agreement or the Prospectus.

     A Participant is required to have signed the Authorized Participant Agreement. Upon acceptance of the Agreement and execution thereof by the Fund and in connection with the initial Purchase Order submitted by the Participant, the Distributor will assign a PIN Number to each Authorized Person authorized to act for a Participant. This will allow a Participant through its Authorized Person(s) to place a Purchase Order or Redemption Order with respect to the purchase or redemption of Creation Units of iShares.


                              ANNEX II -- PART A

                       TO PLACE AN ORDER FOR PURCHASE OF
                          CREATION UNIT(S) OF iShares


1. PLACING A PURCHASE ORDER. Purchase Orders for Creation Units iShares may be
   ------------------------
   initiated only on days that the American Stock Exchange is open for trading. To begin a Purchase Order, Authorized Participant ("Participant") must telephone Distributor at (888) 276-2328. This telephone call must be made by an Authorized Person of Participant not later than the closing time of the regular trading session on the American Stock Exchange which is ordinarily 4:00 p.m. Eastern Standard Time ("AMEX Closing Time"). Upon verifying the authenticity of Participant (as determined by the use of the appropriate PIN Number), Distributor will request that Participant place the Purchase Order. To do so, Participant must provide ticker symbols when referring to each iShares series. After Participant has placed the Purchase Order, Distributor will read the Purchase Order back to Participant. Participant then must affirm that the Purchase Order has been taken correctly by Distributor. If Participant affirms that Purchase Order has been taken correctly, Distributor will issue an Confirmation Number to Participant.

   PLEASE NOTE: A PURCHASE ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY DISTRIBUTOR.. AN ORDER MAY NOT BE CANCELED BY A PARTICIPANT AFTER THE CONFIRMATION NUMBER IS ISSUED. INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SQUENCE RECEIVED. CALLS PLACED BEFORE THE AMEX CLOSING TIME WILL BY PROCESSED EVEN IF THE CALL IS ANSWERED BY DISTRIBUTOR

   AFTER THE AMEX CLOSING TIME. ACCORDINGLY, PARTICIPANT SHOULD NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE RECEIVED AFTER THE AMEX CLOSING TIME WILL NOT BE ANSWERED BY DISTRIBUTOR. ALL TELEPHONE CALLS WILL BE RECORDED BY DISTRIBUTOR.

2. RECEIPT OF TRADE CONFIRMATION.  Subject to the conditions that a properly
   -----------------------------
   completed telephone Purchase Order has been placed by Participant (either on its own or another investor's behalf) not later than the AMEX Closing Time, the Distributor will accept the Purchase Order on behalf of Fund and Distributor and will confirm in writing to Participant that its Purchase Order has been accepted by 7:00 p.m. Eastern Standard Time on the Business Day that the Purchase Order is received.

3. QUALITY ASSURANCE.  After a Confirmation Number is issued by Distributor to
   -----------------
   Participant, Distributor will either fax or email a written version of the Purchase Order to Participant. Upon receipt, Participant should immediately telephone Distributor, if the Participate believes that the Purchase Order has not been taken correctly by Distributor. In addition, Distributor will telephone Participant within 15 minutes of the fax or e-mail to corroborate the Purchase Order

4. PROCESSING A PURCHASE ORDER.  During the telephone call, Distributor will
   ---------------------------
   request that Participant state that Participant will not own 80% or more of the shares of an iShares series upon execution of the Purchase Order. If Participant is not able to so confirm, Distributor has the right to not accept the Purchase Order.

5. REJECTING OR SUSPENDING PURCHASE ORDERS.  Fund or Distributor reserve the
   ---------------------------------------
   absolute right to reject or suspend a Purchase Order if (i) the portfolio of Deposit Securities delivered is not as specified by Distributor; (ii) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Series; (iii) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (iv) the acceptance of the Portfolio Deposit would otherwise, in the discretion of Fund or Adviser, have an adverse effect on Fund or the rights of beneficial owners of an iShares series; or (v) circumstances outside the control of Fund, Distributor or Adviser make it for all practical purposes impossible to process a Purchase Order. Fund shall notify Participant of its rejection of any Purchase Order. Fund and Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

   Except as provided herein, all Purchase Orders for Creation Units of iShares are irrevocable. Fund acknowledges its agreement to return to Participant or any party for which it is acting any dividend, distribution or other corporate action paid to Fund in respect of any Deposit Security that is transferred to Fund that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to Participant or any party for which it is acting.

6. CONTRACTUAL SETTLEMENT
   ----------------------
   (a) For Domestic Funds: Except as provided below, Deposit Securities must be
       -------------------
       delivered through the National Securities Clearing Corporation (NSCC) to a Depository Trust Company (DTC) account maintained at the applicable custodian of Fund on or before the Contractual Settlement Date (defined below). Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to Fund, immediately available or same day funds estimated by Fund to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase transaction fee (as described in the Prospectus as "the Normal Clearing Process"). Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. The "Contractual Settlement Date" is the earlier of (i) date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to Fund and (ii) trade date + three business days. Except as provided in the next two paragraphs, a Creation Unit of iShares of an Index Series will be issued concurrently with the transfer of good title to Fund of the portfolio of Deposit Securities through the NSCC's Continuous Net Settlement (CNS) system and the payment of the Cash Component and the purchase transaction fee through the DTC.

       The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) and will be at the expense of Fund and will affect the value of all Fund shares; but BGFA, subject to the approval of the Board, may adjust the "Transaction Fee" within the parameters described below to protect ongoing shareholders.

       Any settlement outside the "Normal Clearing Process" is subject to additional requirements and fees as discussed in the Statement of Additional Information.

  (b)  For International Funds:  Except as provided below, Deposit Securities
       ------------------------
       must be delivered to an account maintained at the applicable local subcustodian of Fund on or before the Contractual Settlement Date (defined below). Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to Fund, immediately available or same day funds estimated by Fund to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase transaction fee (as described in the Prospectus). Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. The "Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to Fund and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where the any of securities of the iShares Series are customarily traded.

       Except as provided in the next two paragraphs, a Creation Unit of iShares will not be issued until the transfer of good title to Fund of the portfolio of Deposit Securities and the payment of the Cash Component and the purchase transaction fee have been completed. When the subcustodian confirms to Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of Fund, the cash value thereof) have been delivered to the account of the relevant subcustodian, Custodian shall notify Distributor and Adviser, and Fund will issue and cause the delivery of the Creation Unit of iShares.

       Fund may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If Adviser notifies Distributor that a "cash in lieu" amount will be accepted, Distributor will notify Participant and Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by Fund. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares.

       In the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of iShares because certain or all of the Deposit Securities are missing, Fund will issue a Creation Unit of iShares notwithstanding such deficiency in reliance on the undertaking of Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing Deposit Securities. The parties hereto agree that the delivery of such collateral shall be made in accordance with the iShares Cash Collateral Settlement Procedures, which such procedures shall be provided to Participant by Distributor upon request. The parties hereto further agree that Fund may purchase the missing Deposit Securities at any time and Participant agrees to accept liability for any shortfall between the cost to Fund of purchasing such securities and the value of the collateral, which may be sold by Fund at such time, and in such manner, as Fund may determine in its sole discretion.

7.   CASH PURCHASES.  When, in the sole discretion of Fund, cash purchases of
     --------------
     Creation Units of iShares are available or specified for an Index Series, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, Participant must pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described in the Prospectus.

                              ANNEX II -- PART B


                      TO PLACE AN ORDER FOR REDEMPTION OF
                          CREATION UNIT(S) OF iSHARES

1.   PLACING A REDEMPTION ORDER.  Redemption Orders for Creation Units iShares
     --------------------------
     may be initiated only on days that the American Stock Exchange is open for trading. To begin a Redemption Order, Participant must telephone Distributor at (888) 276-2328. This telephone call must be made by an Authorized Person of Participant not later than the closing time of the regular trading session on the American Stock Exchange which is ordinarily
     -------
     4:00 p.m. Eastern Standard Time ("AMEX Closing Time"). Upon verifying the authenticity of Participant (as determined by the use of the appropriate PIN Number), Distributor will request that Participant place the Redemption Order. To do so, Participant must provide ticker symbols when referring to each iShares series. After Participant has placed the Redemption Order, Distributor will read the Redemption Order back to Participant. Participant then must affirm that the Redemption Order has been taken correctly by Distributor. If Participant affirms that Redemption Order has been taken correctly, Distributor will issue an Confirmation Number to Participant.

     PLEASE NOTE: A REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY DISTRIBUTOR. AN ORDER MAY NOT BE CANCELED BY A PARTICIPANT AFTER THE CONFIRMATION NUMBER IS ISSUED. INCOMING TELEPHONE CALLS ARE QUEUE AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. CALLS PLACED BEFORE THE AMEX CLOSING TIME WILL BY PROCESSED EVEN IF THE CALL IS ANSWERED BY DISTRIBUTOR AFTER THE AMEX CLOSING TIME. ACCORDINGLY, PARTICIPANT SHOULD NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE RECEIVED AFTER THE AMEX CLOSING TIME WILL NOT BE ANSWERED BY DISTRIBUTOR. ALL TELEPHONE CALLS MAY BE RECORDED BY DISTRIBUTOR.

2.   RECEIPT OF CONFIRMATION.  Subject to the conditions that a duly completed
     -----------------------
     Redemption Order is received by Distributor from Participant on behalf of itself or another redeeming investor by the AMEX Closing Time, the Distributor will accept the Redemption Order on behalf of Fund and Distributor and will confirm in writing to Participant that its Redemption Order has been accepted by 7:00 p.m. Eastern Standard Time on the Business Day the Redemption Order is received.

3.   QUALITY ASSURANCE.  After an Confirmation Number is issued by Distributor
     -----------------
     to Participant, Distributor will either fax or email a copy of the Redemption Order to Participant. Upon receipt, Participant should immediately telephone Distributor, if the Participant believes that the Redemption Order has not been taken correctly by Distributor. In addition, Distributor will telephone Participant within 15 minutes of the fax or e-mail to corroborate the Redemption Order.

       In the Redemption Order, Participant will be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to Fund any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which the Redemption Order relates. In the Redemption Order, Participant will also be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that Fund is entitled to reduce the amount of money or other proceeds due to Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which the Redemption Order relates.

4.   TAKING DELIVERY OF DEPOSIT SECURITIES.  The Deposit Securities constituting
     -------------------------------------
     in-kind redemption proceeds will be delivered to the appropriate account which must be indicated in Participant's Standing Redemption Instructions. An Authorized Person of Participant may amend Participant's Standing Redemption Instructions from time to time in writing to Distributor and Fund in a form approved by Fund. A redeeming Beneficial Owner or Participant acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such Deposit Securities will be delivered. Redemptions of
     -----
     iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws.

5.   CONTRACTUAL SETTLEMENT.
     ----------------------
     (a)  For Domestic Funds: Except as provided below, the iShares must be
          -------------------
          delivered through the National Securities Clearing Corporation (NSCC) to a Depository Trust Company (DTC) account maintained at the applicable custodian of Fund on or before the Contractual Settlement Date (defined below). The Fund will make available on the Contractual Settlement Date, the Cash Component next determined after acceptance of the Redemption Order, less the applicable purchase transaction fee (as described in the Prospectus as "the Normal Clearing Process"). The "Contractual Settlement Date" is the date upon which all of the required iShares must be delivered to the fund and, the Deposit Securities, Cash Component less any fees are delivered by the Fund to the Participant (ordinarily trade date + three business days). Except as provided in the next two paragraphs, the Deposit Securities representing a Redemption Unit will be issued concurrently with the transfer of good title to Fund of the required aggregation of iShares through the NSCC's Continuous Net Settlement (CNS) system and the delivery of the Cash Component less the purchase transaction fee through the DTC.

          The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process, or which may not be eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) and will be at the expense of Fund and will affect the value of all Fund shares; but BGFA, subject to the approval of the Board, may adjust the "Transaction Fee" within the parameters described below to protect ongoing shareholders. Any settlement outside the "Normal Clearing Process" is subject to additional requirements and fees as discussed in the Statement of Additional Information.

     (b)  For International Funds:  Except as provided below, iShares must be
          ------------------------
          delivered to an account maintained at the applicable local subcustodian of Fund on or before the business day immediately following the date on which the redemption order was placed. The Fund will also make available on the Contractual Settlement Date, immediately available or same day funds sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, less the applicable redemption transaction fee (as described in the Prospectus). The "Contractual Settlement Date" is the earlier of (i) the date upon which all of the Deposit Securities are delivered to Participant and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where the any of securities of the iShares Series are customarily traded.

          Deliveries of redemption proceeds by the iShares Series generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the Redemption Order is placed

          Except as provided in the next two paragraphs, the Deposit Securities will not be issued until the transfer of good title to Fund of the required iShares aggregation has been completed. When the subcustodian confirms to Custodian that the required iShares (or, when permitted in the sole discretion of Fund, the cash value thereof) have been delivered to the account of the relevant subcustodian, Custodian shall notify Distributor and Adviser, and Fund will issue and cause the delivery of the Deposit Securities.

          Fund may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If Adviser notifies Distributor that a "cash in lieu" amount will be delivered, Distributor will notify Participant and Participant shall receive, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by Fund.

          In the event that an aggregation of iShares is incomplete on the settlement date for a Redemption Unit of iShares, the Fund will issue the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by such Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares. The parties hereto agree that the delivery of such collateral shall be made in accordance with the iShares Cash Collateral Settlement Procedures, which such procedures shall be provided to Participant by Distributor upon request. The parties hereto further agree that Fund may purchase the missing iShares at any time and Participant agrees to accept liability for any shortfall between the cost to Fund of purchasing such securities and the value of the collateral, which may be sold by Fund at such time, and in such manner, as Fund may determine in its sole discretion.

6.   CASH REDEMPTIONS.  In the event that, in the sole discretion of Fund, cash
     ----------------
     redemptions are permitted or required by Fund, proceeds will be paid to Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

7.   STANDING REDEMPTION INSTRUCTIONS.  Annex V hereto contains Participant's
     --------------------------------
     Standing Redemption Instructions, which includes information identifying the account(s) into which Deposit Securities of each Index Series and any other redemption proceeds should be delivered by Fund pursuant to a Redemption Order.

                              ANNEX II -- PART C

                                 FLOW PROCESS

     This Annex II supplements the Fund's Prospectus with respect to the procedures to be used by the Distributor and Transfer Agent in processing an order for the creation or redemption of iShares.

     A Participant is required to have signed the Participant Agreement. assign a personal identification number to each Authorized Participant authorized to act for the Participant. This will allow a Participant through its Authorized Participant(s) to place a creation or redemption order with respect to iShares.

     The Authorized Participant and Distributor shall implement the "Exchange Traded Funds Flow Process" as agreed to by the parties from time to time.

                      EXCHANGE TRADED FUNDS FLOW PROCESS

----------------------------------------------------------------------------------------------------
             ORIGINATOR                                       ACTIVITY
             ----------                                       --------
----------------------------------------------------------------------------------------------------
 1. AP calls on SEI's recorded 1-800     1.  SEI rep greets caller.
 number to place a share creation
 and/or redemption order.  These
 trades are to be placed by 4:00 PM
 EST.
----------------------------------------------------------------------------------------------------
 2. AP identifies his name, the          2. SEI rep selects the AP from drop down box to pull
 Institution he represents, and PIN      up the account registration and list of authorized
 #.                                      transacters. The SEI rep verifies that the caller is
                                         authorized to place trades on behalf of that
                                         institution.  The rep then asks the AP for his PIN #.
                                         The rep types the number, which will be alpha numeric
                                         into the database.  The SEI rep will read to the AP a
                                         statement confirming that the AP will not be placing
                                         trades that would raise their total holdings of 80%
                                         or more of each fund. The trader confirms the rule
                                         and the rep will click "ok". The database will then
                                         open to a trading input screen for the rep to start
                                         entering trades online.
----------------------------------------------------------------------------------------------------
 3. AP tells SEI Rep that he wants       2. SEI rep is checking the creation or redemption
 to place a creation or redemption          box and then types in the fund's ticker.  If the
 of units in a specific fund.  The          transacter is eligible to trade in that fund, the
 AP states the Fund name and ticker.        fund name will appear.
                                         Exception:  The redemption process for the iShares
                                         international funds will include an extra step.
                                         These funds require confirmation from the IBT
                                         Transfer Agency before a redemption can be processed.
                                         The AP wishing to redeem from these funds will place
                                         a call to an SEI rep prior to 4:00 PM EST with an
                                         "Intent to Redeem".  The AP will provide the number
                                         of units and the fund that they wish to redeem.  This
                                         call is necessary to verify that the iShares unit has
                                         been returned to the custodian before an actual
                                         redemption trade can take place.  The SEI rep will
                                         enter the redemption into the ETF system and as with
                                         a domestic redemption, an affirmation will be
                                         produced and sent via email or fax to the AP.  The
                                         SEI rep will call IBT to get confirmation that
                                         iShares units have been delivered so that SEI can
                                         finalize the redemption with the AP.  The IBT
                                         Transfer Agency will confirm that the iShare unit has
                                         been delivered to the custody account, and will email
                                         SEI that the redemption can be processed. After IBT
                                         confirms the redemption, SEI will call the AP to
                                         approve the trade
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                        on the affirmation.  This call may not come within the normal fifteen minute window if the iShares units are not delivered to the custody account immediately.  If the iShares unit is not delivered by 4:00 PM EST to the custody account, AP
                                        will no longer be able to place the redemption for that trade date and will need to place the trade the following day if it is still necessary.
-------------------------------------------------------------------------------------------------------------
 4. AP states the number of units he    4.  SEI rep types in the number of units to be created or
 wants to create or redeem.  Steps 4    redeemed. Steps 3 and 4 continue until the AP has completed
 and 5 continue until the AP has        all transactions.
 completed all transactions.
-------------------------------------------------------------------------------------------------------------
 5. AP states he has finished           5.  The database will summarize all trading into one online text
 trading.                               box, which the SEI rep reads back to the AP, asking for a verbal confirmation.  The representative reads back the fund's ticker and name, along with create or redeem and the amount of units.
-------------------------------------------------------------------------------------------------------------
 6. The AP confirms the statement.      6.  SEI rep then reads to the AP a single system generated trade confirm number for all trades placed. Also, the SEI rep sends a written affirmation to the AP via a system-generated fax of all trades.
-------------------------------------------------------------------------------------------------------------
 7. The AP receives fax.                7.
                                        .    The SEI rep will contact the AP within 15 minutes after
                                             faxing the affirmation to ensure all trades are good.  Once this second verbal confirmation is given, the trades are
                                             released as "good".  Contact of the AP is done on a "best
                                             efforts" level.  Meaning, if the SEI rep can not get in touch with the AP, then SEI will release the trade as it was taken.
                                             The AP will assume responsibility for an incorrect trade if they are not available for the second phone call to reaffirm trades placed with a SEI rep.

                                        .    If trades are incorrect, the SEI rep will delete the first trade and reenter the corrected trade.  A second
                                             affirmation will be faxed to the AP with all trades placed that day.  The corrected trade will be coded on the
                                             affirmation so that the AP can see the correction.  A
                                             second SEI rep will call the AP back to confirm the
                                             correction.

                                        Exception:  If an "Intent to Redeem" was called for an
                                             international fund, the AP will not receive a call from an
                                             SEI rep to approve the affirmation until IBT confirms that the iShares units have been delivered to the custodian.
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 8.  Once all trades have been          8.  SEI rep checks trades pending file in database to
 confirmed for the 2nd time, the SEI    insure all trades have been approved.  Trades not
 database creates an interface file     approved will be highlighted for approval purposes.
 going to IBT.                          A trade file will not be generated if there are
                                        unapproved trades in the system.
------------------------------------------------------------------------------------------------
 9.  After balancing interface file     9.  IBT receives trade file, runs through validation
 with database pend file, SEI rep       process on their end, and creates an acknowledgement
 transmits file via FTP to IBT and      file to send back to SEI.
 BGI.  SEI rep will also email a PDF
 file summarizing the trades sent in
 the FTP file.
------------------------------------------------------------------------------------------------
 10. IBT transmits acknowledgement      10. SEI rep receives acknowledgement from IBT and an
 file to SEI confirming the # of        auto reconciliation process is done to account for
 units received from SEI, # of          all records sent.
 orders received and # of rejects.
 IBT will call SEI if any trades
 reject.
------------------------------------------------------------------------------------------------
 11. If IBT sends back reject trades.   11. SEI will generate an additional interface to send
                                        to IBT. The additional transmission will include only
                                        those trades that previously rejected.
------------------------------------------------------------------------------------------------
 12. IBT transmits to SEI the cash      12. SEI will auto-fax confirmations including cash
 component and full confirmation of     amount to AP.
 trades.
------------------------------------------------------------------------------------------------

  *  Times may vary depending on the trade volume from APs.

                                   ANNEX III
                                 iShares Trust
              FORM OF CERTIFIED AUTHORIZED PERSONS OF PARTICIPANT

     The following are the names, titles and signatures of all persons (each an "Authorized Person") authorized to give instructions relating to any activity contemplated by this Authorized Participant Agreement or any other notice, request or instruction on behalf of the Participant pursuant to this Authorized Participant Agreement.

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

Name:      __________________
Title:     __________________
Signature: __________________

     The undersigned, [name], [title], [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Participants pursuant to the Authorized Participant Agreement by and among iShares Trust, SEI Investments Distribution Company and [name of Participant], dated [date] and that their signatures set forth above are their own true and genuine signatures.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:    _________________  ___________________
                    [name,  title]

                                   ANNEX IV
                                 iShares Trust
         FUND SUBCUSTODIAN ACCOUNTS FOR DELIVERY OF DEPOSIT SECURITIES

     The subcustodian accounts into which a Participant should deposit the securities constituting the Deposit Securities of each Index Series are set forth below:

iShares S&P 500 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P 100 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P 500/BARRA Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P 500/BARRA Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P MidCap 400 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P MidCap 400/BARRA Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P MidCap 400/BARRA Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P SmallCap 600 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________
iShares S&P SmallCap 600 Fund/BARRA Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P SmallCap 600 Fund/BARRA Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P Euro Plus Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares S&P/TSE 60 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones Total Market Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Basic Materials Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Consumer Cyclicals Sectors Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Consumer Non-Cyclicals Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Energy Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________
iShares Dow Jones U.S. Financial Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Healthcare Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Industrials Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Technology Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Telecommunications Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Utilities Sector Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Chemicals Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones U.S. Financial Services Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Dow Jones Internet Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________
iShares Dow Jones U.S. Real Estate Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 3000 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 3000 Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 3000 Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 2000 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 2000 Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 2000 Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 1000 Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

iShares Russell 1000 Growth Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________
iShares Russell 1000 Value Fund
Account Name:            __________________
Account Number:          __________________
Other Reference Number:  __________________

                                    ANNEX V
                                 iShares Trust
            PARTICIPANT ACCOUNTS FOR DELIVERY OF DEPOSIT SECURITIES

     The accounts into which the fund should deposit the securities constituting the Deposit Securities of each Index Series upon redemption are set forth below:

Account Name:            __________________
Account Number:          __________________

Other Reference Number:  __________________